Our Case for Excellence over the Long Term is Anything but Brief.

Chittenden
Corporation

2002 Annual Report

Chittenden
CORPORATION

As of September 30, 2003

EXHIBIT 99.1

Recognized competency in an attractive business mix

Strategic acquisitions which provide strong earnings growth

Low risk execution orientation provides an understandable opportunity

Proven leadership provides aggressive focus to achieve superior financial results

Well established and tangible shareholder orientation

A Compelling Story

Economies in which we operate are stable with limited excess real estate inventory

The underlying economic drivers are well diversified

Chittenden’s credit quality has remained very strong throughout the last ten years

Our Markets

CANADA
MAINE
UNITED STATES
VERMONT
NEW HAMPSHIRE
Gulf of Maine
NEW YORK
Manchester
Atlantic
Ocean
Lowell
Boston
Massachusetts Bay
MASSACHUSETTS
Springfield
Worcester
CONNECTICUT
RHODE ISLAND
Cape Cod Bay

3

Assets

Chittenden Bank

$2,872

Ocean/Granite Banks

$1,835

Bank of Western Mass

$529

Flagship Bank

$501

Maine Bank & Trust

$285

VT

41%

NH

25%

MA

24%

ME

10%

VT

51%

NH

21%

MA

19%

ME

9%

Deposits by State

Loans by State

Chittenden Corporation operates as a multi-bank holding company with significant operating autonomy at its banks.

Primarily focused on commercial banks that complement our present banks or will be a platform to expand into new markets

Provide a structure and resources to enhance the target’s earnings growth

Acquisition Strategy

Strategic Direction

Continue to expand the existing franchise and our fee based businesses

Pursue acquisitions of banks and financial services companies

Deep relationships with worthwhile customers

Focus on small and mid-sized businesses

Maintain conservative underwriting standards and discipline

Offer a complete range of banking products and services

Geographically diverse branch franchise with both a consumer and small business focus

Efficient generator of low cost stable deposits

Strong referral source for the Company’s fee based businesses

Business Approach

Chittenden
CORPORATION

Maine
Vermont
New
Hampshire
Massachusetts

6

Business Services

Cash Management (4%)

Full menu of products

Domiciled on one operating system

Dial up and web based access available

Annualized three year growth rate of 11%

Payroll Services (2%)

Over 900 customers

Full menu of products

Annualized three year growth rate of 25%

Merchant Services (3%)

Full array of products

High level of service to business clients

Only offered within the franchise

Volume of transactions processed for
the nine months were $721 million

Business Credit Cards  (1%)

Only available to commercial customers

Credit review performed as part of  the
normal commercial lending process

Retirement Plan Services  (1%)

Primary focus is on defined benefit and
contribution plans

Provides custodial/directed trustee
services for non-qualified plans

Total retirement plan assets of  $611 million

Chittenden Insurance (7%)

Specializes in commercial property and
casualty insurance

Wholesale brokerage operation covering
ten states

Gross premiums for the nine months were
$48.8 million

* Numbers in ( ) are a percentage of total non interest income

Financial Management Services and Specialty Businesses

Asset Management Services (16%)

Services include asset management and
      personal trust

Over $1.8 billion in assets under management

Over $2.5 billion in assets under administration

Corporate Trust (3%)

Operates throughout the Northeast with
low risk and high efficiency

Annualized three year growth rate of 8%

Over 50% of revenues come from outside Vermont

Over $1.9 billion in assets under administration

Retail Investments - Broker/Dealer (5%)

Broker/dealer established in 1998

Over $212 million in assets under
administration

Captive Insurance

Vermont is the U.S. domicile of
      choice for captive insurance companies

Chittenden Bank is the leader for
banking services to this industry

Government Banking

Leader in government banking for Vermont

Customers use a wide array of transaction,
loan and deposit products

Mortgage Banking

Full product menu offered through retail
and wholesale distribution channels

Originations for the nine months were
$1.3 billion

Mortgage servicing portfolio of $2.2
billion with $10.6 million in net MSR assets

Chittenden offers
a wide variety of
financial services
that are expanding
throughout our
footprint.

Consistent Superior Financial Performance

Strong net interest margin

Low cost stable sources of funding

Strong fee based revenues in targeted businesses

Efficient cost structure

Strong capital

Conservative reserves and excellent credit quality

Financial Summary

YTD

YTD

2000

2001

2002

9/30/02

9/30/03

Per Common Share

Earnings

Diluted Earnings

$1.74

$1.80

$1.96

$1.41

$1.54

Cash Earnings

$1.78

$1.89

$1.84

$1.43

$1.55

Dividends

$0.75

$0.76

$0.79

$0.59

$0.60

Book Value

$10.49

$11.56

$13.11

$12.97

$15.72

Tangible Book Value

$10.00

$10.52

$11.09

$10.91

$9.15

Performance

Net Interest Margin

4.73%

4.74%

4.53%

4.59%

4.10%

Ratios

Return on Average Equity

17.44%

16.55%

16.12%

15.78%

13.98%

Return on Average Tangible Equity

18.74%

18.89%

19.54%

19.10%

23.35%

Return on Average Assets

1.56%

1.51%

1.40%

1.38%

1.29%

Return on Average Tangible Assets

1.60%

1.60%

1.45%

1.43%

1.38%

Dividend Payout Ratio

42.85%

42.15%

39.88%

41.42%

38.11%

Efficiency Ratio

54.47%

56.13%

58.63%

58.80%

60.32%

Credit

NPAs to Loans & OREO

0.42%

0.46%

0.49%

0.54%

0.48%

Loan Loss Reserve to Loans

1.41%

1.59%

1.57%

1.57%

1.57%

Net Charge-Offs to Average Loans

0.32%

0.24%

0.28%

0.20%

0.08%

Capital

Leverage

8.65%

7.99%

9.28%

9.37%

7.49%

Tier 1

10.82%

10.32%

12.25%

12.04%

9.72%

Risk-Based

12.08%

11.57%

13.50%

13.29%

10.97%

Tangible Capital

8.69%

8.19%

7.30%

7.12%

5.78%

Consumer
16%
Commercial
21%
Construction
2%
Residential
31%
Commercial RE
25%
Home Equity
5%

Consumer
7%
Commercial
20%
Construction
4%
Residential
25%
Commercial RE
37%
Home Equity
7%

√

10

A Diversified Loan Portfolio

12/31/00

9/30/03

  No syndicated credits

Portfolio

(in millions)

2000

2001

2002

9/30/03

Commercial

$600

$645

$646

$740

Commercial RE

723

904

1,104

1,375

Construction

58

80

85

143

Residential

884

672

658

897

Home Equity

140

183

204

259

Consumer

451

354

277

268

   Total

$2,856

$2,838

$2,974

$3,682

0.75
0.50
0.25
0.00
0.45
0.50
0.46
0.46
0.36
0.54
0.49
0.40
0.49
0.48
0.04
0.04
0.06
0.03
0.07
0.1
0.08
0.04
0.03
0.01
6/01
9/01
12/01
3/02
6/02
9/02
12/02
3/03
6/03
9/03
NPAs to Loans & OREO
Net Charge-Offs to Avg Loans

11

Chittenden Has Maintained Excellent Asset Quality

Chittenden
CORPORATION

CDs > $100,000
6%
Demand Deposits
16%
CDs < $100,000
18%
Borrowings
3%
Savings
10%
NOW
11%
MMA
36%

CDs > $100,000
5%
Demand Deposits
17%
CDs < $100,000
15%
Borrowings
5%
Savings
10%
MMA
31%
NOW
17%

12

              Strong Core Funding

12/31/00

9/30/03

2000

2001

2002

9/30/03

Demand Deposits

$531

$621

$684

$880

Savings

355

347

401

523

NOWs

377

490

578

913

Money Markets

1,202

1,381

1,540

1,617

CDs< $100,000

615

635

692

823

CDs > $100,000

212

196

231

262

Borrowings

94

44

299

240

   Total

$3,386

$3,714

$4,425

$5,258

4.73%
4.74%
4.53%
4.10%
2000
2001
2002
9/30/03

13

Strong Consistent Net Interest Margin

Stable net interest margin through a variety of interest rate cycles

NII

$167,072
$170,305
$192,615
$161,709

Other
22%
Investment Management Income
29%
Insurance Commissions
5%
Credit Card Income
11%
Gains on Loan Sales
5%
Service Charges on Deposits
28%

Investment Management
16%
Other
31%
Service Charges on Deposits
18%
Insurance Commissions
7%
Credit Card Income
4%
Gains on Loan Sales
24%

14

              A Strong Diversified Stream of Noninterest Income

12/31/00

9/30/03

2000

2001

2002

9/30/03

Investment Management

$13,567

$15,722

$15,601

$11,634

Service Charges on Deposits

13,875

14,294

16,026

13,711

Gains on Loan Sales

2,818

11,207

10,068

17,494

Credit Card Income

5,349

3,964

3,656

3,022

Insurance Commissions

2,894

3,391

3,733

5,185

Other

14,606

15,155

15,976

22,992

$53,109

$63,733

$65,060

$74,038

% of Total Revenue

25%

27%

25%

31%

A Compelling Story

Strong market share and a proven acquisition acumen

Low risk balance sheet with a prudent growth strategy

Diversified banking services with a solid balance of spread income and fee revenues

Low exposure to volatile sectors with a fortress balance sheet

Visit our website for a  wide range of products, latest financial reports and many other interactive services: www.chittendencorp.com

This presentation contains “forward-looking statements” which may describe future plans and strategic initiatives. These forward-looking statements are based on current plans and expectations, which are subject to a number of factors and uncertainties that could cause future results to differ from historical performance or future expectations.